UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 6, 2021 (October 3, 2021)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210 Houston, Texas	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 221-1768

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 3, 2021, PEDEVCO Corp. (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”) for the sale by the Company in a registered direct offering (the “Offering”) of an aggregate of 4,458,600 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at $1.57 per share, for aggregate gross proceeds of approximately $7 million, before deducting the placement agent fees and related offering expenses. The Offering closed on October 6, 2021.

The Company currently intends to use the net proceeds from the Offering (i) to fund the Company’s 2021 Permian Basin and D-J Basin asset development programs, (ii) to fund potential acquisition and business combination opportunities, and (iii) for general corporate purposes and working capital.

The Purchase Agreement contains customary representations and warranties and agreements of the Company and the Purchaser, and customary indemnification rights and obligations of the parties. Under the Purchase Agreement, the Company has agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of the Company’s common stock or common stock equivalents for a period of 45 days from the closing of the Offering, other than certain exempt issuances including, but not limited to, securities issued pursuant to the Company’s equity compensation plans. Additionally, each of the officers and directors of the Company pursuant to lock-up agreements (the “Lock-Up Agreements”) agreed not to sell or transfer any of the Company securities which they hold, subject to certain exceptions, during the 45-day period following the closing of the Offering.

EF Hutton, division of Benchmark Investments, LLC and Roth Capital Partners acted as joint placement agents (the “Placement Agents”) on a “reasonable best efforts” basis, in connection with the Offering. The Company entered into a Placement Agency Agreement, dated as of October 3, 2021, by and between the Company and the Placement Agents (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Placement Agents received an aggregate cash fee of 6% of the gross proceeds in the Offering, and the reimbursement of certain expenses not to exceed $50,000.

The Shares sold in the Offering were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-250904), filed with the Securities and Exchange Commission (the “Commission”) on November 23, 2020, which was declared effective by the Commission on December 2, 2020, and the base prospectus contained therein (the “Registration Statement”), and a prospectus supplement forming a part of the effective Registration Statement, dated October 3, 2021.

The foregoing descriptions of the Purchase Agreement and the Placement Agency Agreement are not complete and are qualified in their entireties by reference to the full text of the form of Purchase Agreement, Placement Agency Agreement, and the form of Lock Up Agreements, copies of which are filed herewith as Exhibit 10.1, Exhibit 1.1, and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

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A copy of the opinion of The McGeary Law Firm, P.C., relating to the validity of the issuance of the Shares, is attached as Exhibit 5.1 hereto is incorporated herein and into the Registration Statement and prospectus supplement filed in connection with the Offering by reference.

Item 7.01. Regulation FD Disclosure.

On October 4, 2021, the Company issued a press release announcing the pricing of the Offering. On October 6, 2021, the Company issued a press release announcing the closing of the Offering. Copies of the press releases are attached hereto as Exhibit 99.1 and 99.2, respectively, and are incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the press releases attached to this Form 8‑K as Exhibits 99.1 and 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The press releases attached as Exhibits 99.1 and 99.2 shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing or document.

Forward- Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act, as amended. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties, many of which are beyond our control, that may cause actual results or events to differ materially from those projected. These risks and uncertainties, many of which are beyond our control, include the ability of the Company to satisfy certain conditions to closing the Offering on a timely basis or at all, as well as other risks described in the section entitled “Risk Factors” and elsewhere in our Annual Report on Form 10-K filed with the SEC on March 23, 2021 and in our other filings with the SEC, including, without limitation, our reports on Forms 8-K and 10-Q, and the prospectus supplement we filed with the SEC on October 4, 2021, relating to the Offering, all of which can be obtained on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date on which they are made and reflect management’s current estimates, projections, expectations and beliefs. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

1.1*	Placement Agency Agreement, dated October 3, 2021, by and between PEDEVCO Corp. and EF Hutton, division of Benchmark Investments, LLC and Roth Capital Partners, LLC
5.1*	Opinion of The McGeary Law Firm, P.C.
10.1*	Form of Securities Purchase Agreement, dated October 3, 2021, by and between PEDEVCO Corp. and the investor party thereto
10.2*	Form of Lock-Up Agreement
23.1*	Consent of The McGeary Law Firm, P.C. (included in Exhibit 5.1)
99.1**	Press Release of PEDEVCO Corp. dated October 4, 2021
99.2**	Press Release of PEDEVCO Corp. dated October 6, 2021
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

** Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

Date: October 6, 2021	By:	/s/ Simon G. Kukes
Simon G. Kukes
Chief Executive Officer

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